SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
The Group has evaluated subsequent events through February 25, 2022, which is the date the Consolidated Financial Statements were authorized for issuance, and identified the following matters:
On January 26, 2022 Ferrari announced that CEVA Logistics will be a new Scuderia Ferrari team partner starting from the 2022 Formula 1 season. The multi-year agreement will also see CEVA involved in Ferrari’s other racing activities in GT racing and the Ferrari Challenge, with the Marseille-based company taking on the role of Official Logistics Partner for those series.

On February 8, 2022 Ferrari announced a new partnership with Qualcomm Technologies, Inc. The San Diego, California-based company will be a Scuderia Ferrari Premium Partner through Snapdragon, Qualcomm’s premium product and experience brand leveraged across multiple platforms and categories, including automotive. The agreement with Qualcomm Technologies will have a strong technological impact aimed at accelerating the digital transformation process for Ferrari and its road cars. Starting from the first common projects already identified, such as the digital cockpit, the two companies will bring together ideas and expertise to explore new opportunities and a range of technological solutions.

Under the common share repurchase program, from January 1, 2022 to February 18, 2022 the Company purchased an additional 390,819 common shares for total consideration of €80.1 million. At February 18, 2022 the Company held in treasury an aggregate of 10,470,922 common shares.

On February 25, 2022, the Board of Directors of Ferrari N.V. recommended to the Company’s shareholders that the Company declare a dividend of €1.362 per common share, totaling approximately €250 million. The proposal is subject to the approval of the Company’s shareholders at the Annual General Meeting to be held on April 13, 2022.